UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2026
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Crescent Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	001-36177	06-1686563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fifth Avenue Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 430-5595
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value per share	CBIO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.
On July 14, 2026, Crescent Biopharma, Inc. (“Crescent” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale in a public offering of (i) 8,094,793 of the Company’s ordinary shares, par value US$0.001 per share (the "Ordinary Shares," and such Ordinary Shares being offered, the "Shares"), at an offering price to the public of $14.50 per Share, and (ii) with respect to certain investors, in lieu of Ordinary Shares, pre-funded warrants to purchase an aggregate of 525,897 Ordinary Shares at a price to the public of $14.499 per pre-funded warrant (the “Pre-Funded Warrants”), which represents the per share price for the Shares less a nominal $0.001 per share exercise price for each Pre-Funded Warrant. The Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $13.63 per share and Pre-Funded Warrants at a price of $13.629 per pre-funded warrant. In addition, under the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 1,293,103 additional Ordinary Shares at the public offering price, less underwriting discounts and commissions. All of the Shares and Pre-Funded Warrants are being sold by the Company. The net proceeds to the Company from this offering are expected to be approximately $115.9 million, or approximately $133.5 million if the Underwriters’ option to purchase additional shares is exercised in full, after deducting underwriting discounts and commissions and estimated offering expenses. The offering is expected to close on July 16, 2026, subject to the satisfaction of customary closing conditions.
Each Pre-Funded Warrant will have an exercise price of $0.001, will be immediately exercisable on the date of issuance and will not expire. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, which, upon giving effect to such exercise, would cause a holder (together with its affiliates) to own more than a specified beneficial ownership limitation of either 4.99%, 9.99% or 19.99% (as selected by such holder prior to the issuance of the Pre-Funded Warrant) of the number of Ordinary Shares outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company.
The exercise price and the number of Ordinary Shares issuable upon exercise of each Pre-Funded Warrant will be subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Ordinary Shares.
In the event of certain fundamental transactions (as described in the Pre-Funded Warrants), a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or property that such holder would have received had they exercised in full the Pre-Funded Warrants immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrants.
Based on the Company’s planned use of the net proceeds of this offering and its existing cash and cash equivalents, the Company estimates that such funds will be sufficient to enable it to fund our projected operating expenses, working capital and capital expenditure needs into the second half of 2028. This estimate is based on assumptions that may prove to be incorrect, and the Company could utilize available capital resources sooner than expected.
The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-297199), including the prospectus included therein, previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), and a prospectus supplement and the accompanying prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).
The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.
The foregoing description of the Underwriting Agreement and the Pre-Funded Warrants is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and form of Pre-Funded Warrant, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this report and which are incorporated by reference herein. A copy of the opinion of Walkers (Cayman) LLP, relating to the validity under Cayman Islands law of the issuance and sale of the

Shares and a copy of the opinion of Latham & Watkins LLP, relating to the legality of the issuance and sale of the Pre-Funded Warrants in this offering are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this report.
The Company issued press releases on July 14, 2026 announcing the commencement and pricing of the offering, which press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.
Forward-Looking Statements
The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the completion of the offering, including the anticipated closing date, the exercise of the Underwriters’ option to purchase additional shares, the expected net proceeds from the offering and the anticipated use thereof. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in its annual report on Form 10-K for the fiscal year ended December 31, 2025, its quarterly report on Form 10-Q for the quarter ended March 31, 2026, and any subsequent filings with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.
Item 9.01        Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 14, 2026, by and among Crescent Biopharma, Inc. and Jefferies LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Walkers (Cayman) LLP
5.2	Opinion of Latham & Watkins LLP
23.1	Consent of Walkers (Cayman) LLP (included in Exhibit 5.1)
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)
99.1	Press Release, dated July 14, 2026
99.2	Press Release, dated July 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BIOPHARMA, INC.

Date: July 15, 2026	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	Chief Executive Officer